UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2016

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299
Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 578-0777

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                                           Other Events

On July 6, 2016, Alexandria Real Estate Equities, Inc. (the “Company”) entered into (a) forward sale agreements with each of Bank of America, N.A. (“BofA”), Citibank, N.A., and JPMorgan Chase Bank, N.A., London Branch (“JPMC”), and (b) an underwriting agreement by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and BofA, Citibank Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser), and JPMC, each in its capacity as a forward seller, relating to the issuance and sale of up to 6,500,000 shares of the Company’s common stock, including the grant of an option to purchase up to 975,000 additional shares of the Company’s common stock, at a public offering price of $101.00 per share.

On July 7, 2016, the Underwriters fully exercised the option to purchase the additional 975,000 shares of the Company’s common stock, and the Company entered into amendments to each of the forward sale agreements relating to the exercise of the option.  The sale of shares closed on July 12, 2016.

All shares were offered by the Company pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission. Copies of the underwriting agreement, the forward sale agreements, and the amendments to the forward sale agreements are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to such exhibits.

On July 6, 2016, the Company issued a press release announcing the offer of its common stock.  A copy of the press release is attached hereto as Exhibit 99.1.

On July 7, 2016, the Company issued a press release announcing the pricing of its common stock.  A copy of the press release is attached hereto as Exhibit 99.2.

On July 12, 2016, the Company issued a press release announcing the closing of the public offering of 7,475,000 shares of common stock.  A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01                                           Financial Statements and Exhibits

(d)                              Exhibits

1.1                               Underwriting Agreement, dated July 6, 2016, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, and Bank of America, N.A., Citigroup Global Markets Inc. (in its capacity as an agent and affiliate of Citibank, N.A., as forward purchaser) and JPMorgan Chase Bank, N.A., London Branch, each in its capacity as a forward seller.

1.2                               Confirmation of Registered Forward Transaction, dated July 6, 2016, by and between the Company and Bank of America, N.A.

1.3                               Confirmation of Registered Forward Transaction, dated July 6, 2016, by and between the Company and Citibank, N.A.

1.4                               Confirmation of Registered Forward Transaction, dated July 6, 2016, by and between the Company JPMorgan Chase Bank, N.A., London Branch

1.5                               Amendment to Confirmation of Registered Forward Transaction, dated July 7, 2016, by and between the Company and Bank of America, N.A.

1.6                               Amendment to Confirmation of Registered Forward Transaction, dated July 7, 2016, by and between the Company and Citibank, N.A.

1.7                               Amendment to Confirmation of Registered Forward Transaction, dated July 7, 2016, by and between the Company JPMorgan Chase Bank, N.A., London Branch

5.1                               Opinion of Venable LLP

8.1                               Tax Opinion of Morrison & Foerster LLP

23.1                        Consent of Venable LLP (included in opinion filed as Exhibit 5.1)

23.2                        Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1)

99.1                        Press Release, dated July 6, 2016

99.2                        Press Release, dated July 7, 2016

99.3                        Press Release, dated July 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: July 12, 2016	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer